SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.   20549


                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23,
1996

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of May 1, 1996, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes,
Series 1996-HS1)


Residential Funding Mortgage Securities II, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE           33-80419        41-1808858
(State or Other
Jurisdiction     (Commission     (I.R.S. Employer
of Incorporation) File Number)   Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota            55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000







Item 5.   Other Events.

Filing of AMBAC Indemnity Corporation and Subsidiaries
Financials and Consent of Experts.

          The consolidated financial statements of
December 31, 1995 and 1994 of AMBAC Indemnity Corporation and Subsidiaries ("AMBAC") that are included in the Prospectus Supplement have been audited by KPMG Peat
Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          23.1.     Consent of KPMG Peat Marwick LLP,
independent auditors of AMBAC Indemnity Corporation with respect to Home Equity Loan-Backed Term Notes, Series
1996-HS1.




                      SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING
                               MORTGAGE SECURITIES
                               II, INC.


                             By:/s/ Teresa R.Farley
                             Name:  Teresa R. Farley
                             Title: Vice President


Dated:  May 23, 1996





                      SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING
                                    MORTGAGE SECURITIES
                                    II, INC.


                                 By: /s/Teresa R. Farley
                                 Name:  Teresa R. Farley
                                 Title: Vice President


Dated:  May 23, 1996


                     EXHIBIT 23.1


             INDEPENDENT AUDITORS' CONSENT


The Board of Directors
AMBAC Indemnity Corporation:

     We consent to the use of our report dated January
31, 1996 on the consolidated financial statements of AMBAC Indemnity Corporation as of December 31, 1995 and
1994, and for each of the years in the three year period ended December 31, 1995 included in the Form 8-K of Residential Funding Mortgage Securities II, Inc. and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

     Our report refers to accounting changes adopted by AMBAC Indemnity Corporation in 1993, which include the Financial Accounting Standards Board's Statements of
Financial Accounting Standards No. 109, "Accounting for
Income Taxes," No. 115, "Accounting for Certain
Investments in Debt and Equity Securities," No. 106,
"Employers' Accounting for Postretirement Benefits Other
Than Pensions," and No. 112, "Employers' Accounting for
Postemployment Benefits."



                                    KPMG PEAT MARWICK LLP

New York, New York
May 23, 1996